UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 1

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[   ]

Definitive Information Statement

ADAMA TECHNOLOGIES CORPORATION

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

__________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________

(5)

Total fee paid:

__________________________________________________________________

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

__________________________________________________________________

(2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________

(3)

Filing Party:

__________________________________________________________________

(4)

Date Filed:_________________________________________________

Adama Technologies Corporation

5005 Elbow Drive SW, Suite 207

Calgary, Alberta, Canada T2S2T6

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on November 1, 2015 of Adama Technologies Corporation, a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 18, 2015.

On September 10, 2015, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with Incubator Holdings, Inc., a Wyoming corporation (“Parent”), providing for the merger of a wholly-owned subsidiary of Parent, ADAC Acquisition Corp (“Merger Sub”) with and into the Company; the relocation of the State of Incorporation of the Company from Delaware to Florida as part of the merger; and a reverse split of the common stock of the Company on the basis of one share of Incubator Holdings, Inc. for each 250 shares of the Company outstanding, on a fully diluted basis, in the merger. The Agreement was unanimously approved by the Company’s Board of Directors (the “Board”), on the same date, but the Agreement requires the approval of a majority vote of all shares of stock of the Company issued and outstanding.

The purpose of this Information Statement is to notify the common stockholders of the Company that, on October 28, 2015, the Company received a written consent in lieu of a meeting of stockholders from the holder of voting stock in the Company representing 51% of the total vote of all shares entitled to vote.  The written consent adopted resolutions approving the merger of the Company into ADAC Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Incubator Holdings, Inc., a Wyoming corporation; the relocation of the State of Incorporation of the Company from Delaware to Florida as part of the merger; and a reverse split of the common stock of the Company on the basis of one share of Incubator Holdings, Inc. for each 250 shares of the Company outstanding, on a fully diluted basis, in the merger.

The closing of the Merger is subject to the adoption of the Agreement by the affirmative vote of holders of a majority vote of the outstanding shares of the Company Common Stock (the “Company Stockholder Approval”). The obligations of the parties to consummate the Merger are also subject to the satisfaction (or waiver, if applicable) of various customary conditions, including (i) filings and approvals with or by certain governmental authorities;  (ii) the absence of certain governmental orders prohibiting the Merger, (iii) the accuracy of the representations and warranties of each party contained in the Agreement (subject to certain materiality qualifications) and (iv) each party’s compliance with or performance of the covenants and agreements in the Agreement in all material respects.

The Company has made customary representations, warranties and covenants in the Agreement, including, among others, covenants (i) to conduct its business in all material respects in the ordinary course consistent with past practices during the period between the execution of the Agreement and the closing of the Merger, (ii) not to engage in specified types of transactions or take certain actions during the interim period unless consented to in writing by Parent, (iii) to convene and hold a meeting of its stockholders, or to obtain written consent approval of a majority vote of the Shareholders for the purpose of obtaining the Company Stockholder Approval and (iv) subject to certain exceptions, not to withdraw (or qualify or modify in a manner adverse to Parent) the recommendation of the Board that the Company’s stockholders adopt the Agreement. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for alternative acquisition proposals that the Board determines either constitutes or could reasonably be expected to lead to a superior proposal.

Parent also has agreed to various covenants in the Agreement, including, among others, covenants to take actions that may be necessary in order to obtain approval of the Merger with certain governmental authorities, subject to certain exceptions.

The Agreement contains certain termination rights for the Company and Parent. Upon termination of the Agreement under the circumstances provided, each party has agreed to bear its own costs and expenses related to the proposed merger, and there is no break-up or termination fee..

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed with the Current Report on Form 8=K filed with the SEC on December 1, 2015 is incorporated into this report by reference in its entirety. The Agreement has been attached as an exhibit to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Parent or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Agreement were made solely for the benefit of the parties to the Agreement, were made only for purposes of the Agreement, and are qualified by information in  confidential disclosures provided by the Company to Parent in connection with the signing of the Agreement. This confidential disclosure contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement may have been used for the purposes of allocating risk between the Company and Parent rather than establishing matters of fact. Accordingly, the representations and warranties in the Agreement should not be relied on as a characterization of the actual state of facts about the Company or Parent or any of their respective subsidiaries.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 1, 2015 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 51% OF THE VOTING POWER OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS OF RECORD.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Choo

Michael Choo

December 7, 2015

President

Adama Technologies, Inc.

5005 Elbow Drive SW, Suite 207

Calgary, Alberta, Canada T2S2T6

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on November 1, 2015 of Adama Technologies, Inc., a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 18, 2015.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify common stockholders of the Company, as of the close of business on November 1, 2015 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a majority of the total voting power held by stockholders of the Company.  A holder of a majority of the total voting power of all classes of the Company stock, has consented to the merger of the Company into ADAC Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Incubator Holdings, Inc., a Wyoming corporation; the relocation of the State of Incorporation of the Company from Delaware to Florida as part of the merger; and the  reverse split of the common stock of the Company on the basis of one share of Incubator Holdings, Inc. common stock for each 250 shares of the Company outstanding, on a fully diluted basis, in the merger (the “Action”):

In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Delaware Law.

Who is entitled to notice?

All holders of shares of Common Stock of record at the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

One shareholder, International Ambitions, LLC, a Nevada limited liability company, holds a majority (51% of the total vote) of the issued and outstanding voting capital stock entitled to vote on the Action.  That voting interest is represented by the Series A Preferred Stock of the Company. The stockholder has voted for the following:

For the approval of a merger of the Company into ADAC Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Incubator Holdings, Inc., a Wyoming corporation; the relocation of the State of Incorporation of the Company from Delaware to Florida as part of the merger; and the reverse split of the common stock of the Company on the basis of one share of Incubator Holdings, Inc. for each 250 shares of the Company outstanding, on a fully diluted basis, to be issued in the merger.

What vote is required to approve the Action?

In order to approve the merger of the Company, the relocation of the Company’s place of incorporation and the reverse split of the common stock of the Company, the affirmative vote of a majority of the voting capital stock is required.  On October 28, 2015, 1 stockholder of the Company holding in excess of 50 percent of the outstanding vote, voted in favor of the Action.  Under the General Corporation Law, as amended, of the Commonwealth of Delaware, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of holders of voting stock of the Company having a majority of the total vote of shares authorized to vote on the matter, in lieu of a meeting of the stockholders.  Because one shareholder holds all of the Series A Preferred Stock of the Company, which is entitled to cast a vote representing 51% of the total outstanding votes of the Company on the Record Date), and has approved the Transaction in writing, no action is required by the common stockholders in connection with the Action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner	Class	Number of Shares	Percent of Class(2)	Percent of Vote
	Officers and Directors(1)	Common Stock
	Michael Choo, President, Director, CEO(3)		0	0	0
	Principal Shareholders(4)
	Aharon Albocher 35 Osishkin Street Ramat Hasharon 45990, Israel		43,000,000	13.08%	6.41%
	Shalom Evron 100 Hahashmonaim Street Tel Aviv, Israel		25,000,000	7.60%	3.72%
	Ron Kotler 31 Hayetzira Street Givat Shmuel 33867, Israel		42,000,000	12.77%	6.26%
	Dori Sharony 13 Kehilat Padova Street Tel Aviv 33011 Israel		22,500,000	6.84%	3.35%
	Jacky Shenker 78 Uziel Street Jerusalem, Israel		17,000,000	5.17%	2.53%
	All Directors, Officers and Principal Stockholders as a Group		149,500,000	45.46%	22.28%
	All other common shareholders		179,351,197	54.54%	26.72%
	Total for Common Stock		328,851,197	100.00%	49.00%
		Preferred Stock
	International Ambitions, LLC.(3)		1,000,000	100.00%	51.00%

	(1)	The address of the officers and directors is care of Adama Technologies at the address of record unless otherwise stated.

	(2) (3) (4)

Based on 328,851,197 common shares issued and outstanding on the record date.

Michael Choo is the current sole director and officer of Adama Technologies Corporation

Principal shareholders are shareholders holding more than 5% of the class of stock issued and outstanding.

(5)  International Ambitions, LLC, a Nevada limited liability company, holds 1,000,000 shares of Series A

     Preferred Stock which votes with the common stock, and holds a total of 51% of the total voting of all classes entitled to vote. Dr. Rowan Pfeifer is the principal of International Ambitions, LLC.

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ACTION

MERGER OF THE COMPANY WITH ADAC ACQUISITION CORP.

On September 10, 2015, the Company entered into an Agreement and Plan of Merger and Acquisition (the “Agreement”) with Incubator Holdings, Inc., a Wyoming corporation. A copy of the Agreement was filed with this Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on December 1, 2015 as Exhibit 10.

Under the terms of that Agreement, Incubator Holdings formed an acquisition subsidiary, ADAC Acquisition Corp. in Florida, the Company will merge into that subsidiary, the common shareholders of the Company will receive common shares of Incubator Holdings on the basis of 1 share of Incubator for each 250 shares of the Company held, the preferred shareholder of the Company will receive one preferred share of Incubator Holdings for each share of Series A Preferred Stock of the Company outstanding, and Incubator Holdings will assume the obligations of the Company as an SEC reporting entity.  Incubator also will apply for a new CUSIP number for the common shares and a new trading symbol.  The Company will become a private subsidiary of Incubator Holdings, and will retain all of its existing debts and liabilities except for $352,500 in specific debt that will be assumed by Incubator Holdings under the Agreement as part of the consideration for the transaction.  The existing common shareholders of the Company will receive a total of ten percent of the resulting outstanding common stock of Incubator Holdings and the existing common shareholders of Incubator Holdings will retain 90 percent of the common stock after the acquisition.

Completion of the proposed acquisition required approval of a majority vote of the shareholders of the Company as well as compliance with all regulatory requirements. On October 28, 2015, the Company received a written consent in lieu of a meeting of stockholders from the holder of 1,000,000 shares of preferred stock, having a vote of 51% of the total shares entitled to vote, approving the Action.   Closing is expected to be on or before December 31, 2015, subject to completion of all required regulatory filings.

Purpose of the Action

Over the course of the last several months, the Board of Directors has sought a suitable merger partner for the Company, and has executed several prior merger agreements, but has not been able to complete an acquisition transaction.  Completion of the proposed merger with Incubator Holdings will allow the Company to file the necessary corporate and financial information so that it will cease being classified as a “shell” corporation for SEC purposes.  It will also allow the common shareholders of the Company to have an opportunity to obtain a return on their investment in the Company, as the Company changes its direction and becomes a subsidiary of Incubator Holdings, and our shareholders receive common stock in Incubator Holdings.

Effective Date of the Merger

The merger of the Company into ADAC Acquisition Corp. will become effective upon the filing of the certificate of merger with the Secretary of State of the State of Florida and Delaware.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company. The current estimate of that mailing date is December 18, 2015.

Dissenters’ Right of Appraisal

Under Delaware law and the Company’s articles of incorporation and bylaws, any common stockholder of the Company has the right to dissent to the proposed merger and would be entitled to appraisal of and payment for their shares of common stock of the Company, rather than participating in the merger. Shares of common stock of the Company that are issued and outstanding immediately prior to the closing of the merger and that are held by a holder who has validly demanded payment of the fair value of such holder’s shares as determined in accordance with Delaware law shall not remain issued and outstanding after the merger, and shall not receive shares of Incubator Holdings in the merger, and instead shall be converted into the right to receive payment from Incubator Holdings with respect to such shares in accordance with Delaware law, unless and until such holder shall have failed

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to perfect or shall have validly withdrawn such holder’s demand or lost such holder’s rights under Delaware law. If any such holder of common stock shall have failed to perfect or shall have validly withdrawn such demand or lost such right, each share of the common stock of such holder shall be entitled to receive the appropriate common shares of Incubator Holdings, as of the closing date of the merger.

Under Section 262 of the Delaware Corporation Code, any shareholder of the Company at the record date of November 1, 2015, may give notice to the Company of his or her demand for appraisal of the stock. Such demand must be in writing and sent to the Company at its address set forth in this Information Statement within 20 days after the date of mailing of this Information Statement, which is expected to be mailed on December 18, 2015 .  A second notice will then be sent by the Company, within 10 days after the closing of the merger, to those shareholders who have sent a timely demand for appraisal.  Within 120 days after the closing date of the merger, any shareholder of the Company who has complied with the demand requirements for appraisal, may commence an appraisal proceeding by filing a petition with the Delaware Court of Chancery demanding a determination of the value of the stock in the Company, without taking into consideration any element of value arising from the accomplishment or expectation of the merger. The Chancery Court shall then determine whether the shareholder in question has met the requirements for an appraisal and then will hold a hearing to determine the applicable fair value of the shares. A copy of the provisions of Section 262 of the Delaware Corporation Code detailing the procedures for seeking appraisal are filed with this Information Statement and notice as Exhibit 10.1.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholder that has consented to the Action holds a majority of the vote of the total issued and outstanding capital stock and, accordingly, such principal stockholder has sufficient vote to approve the Action.

FINANCIAL INFORMATION

As currently structured, the shareholders of Incubator Holdings, Inc. are not required to vote to approve the merger of the Company into ADAC Acquisition Corp. and Incubator Holdings, Inc. will not be issuing registered shares to the shareholders of the Company. Accordingly, financial information regarding the Company is not required to be provided in this Information Statement as the transaction is not a going private transaction as defined in Section 13e-3 of the Exchange Act or a roll-up transaction as defined in Section 901 of Regulation S-K.

Financial information regarding the Company may be obtained from its recent filings with the SEC, including the Annual Report filed on Form 10-K, with audited financial statements, for the year ended December 31, 2014, a copy of which is being sent with this Information Statement as Exhibit 1; and the Quarterly Report for the quarter ended September 30, 2015, a copy of which is being sent with this Information Statement as Exhibit 2.  The information contained in both reports is incorporated herein by reference.

Incubator Holdings, Inc. was incorporated in September, 2015, has adopted a fiscal year ending December 31 and has not yet completed its first fiscal year. Pro Forma unaudited financial statements for Incubator Holdings, Inc. for the fiscal quarter ended September 30, 2015 are attached to this Information Statement as Exhibit 3.

Transaction Information.

Summary Term Sheet:

At closing of the merger transaction, each common shareholder of the Company will be entitled to receive 1 share of Incubator Holdings for each 250 shares of the Company outstanding, on a fully diluted basis. As of the date of this Information Statement, there are 328,851,197 common shares issued, and will issue approximately 50,000,000 additional shares in conversion of outstanding convertible notes.  The actual number of fully diluted common shares of the Company at the closing of the merger will depend upon the conversions of the outstanding common shares, but may be calculated approximately as follows:

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Item	Current	Post-Merger(1)
Common shares issued	328,851,197	1,315,405
Common shares estimated for conversions	50.000.000	200,000
	378,851,197	1,515,405

(1)

Under the terms of the Agreement, any partial shares resulting from the reverse merger calculation will be rounder up to the next whole number of shares, so the actual final post-merger numbers will reflect those

Contact Information:

The principal offices of Incubator Holdings, Inc. are located at 1000 N. Green Valley Parkway, No. 440-480, Henderson, NV.  The principal officers of Incubator Holdings, Inc. are Gary Austin, Director and CEO, and John  Griffin, Vice President and Chief Operating Officer. The contact telephone number is 702-896-1009.

Business conducted:

Incubator Holdings is a Wyoming Holding company incorporated in September, 2015, which has developed a business plan for the development of a business incubator service organization under the name Vertex Global, which will provide consulting services, systems and advice to new business start-ups, from IT set-up, to call centers, to logistics, to data entry and all of the other myriad services start-up businesses cannot provide themselves.  Incubator expects to incorporate a new subsidiary under the Vertex Global name to undertake this operation.  In addition, Incubator expects to acquire two existing operating companies:

Acquisition #1 specializes in precision machining and aerospace manufacturing. Since its inception in 1974, this company has concentrated on safety critical aerospace landing gear. It has numerous government contracts extended over several years. As a result of quality work, this company was awarded the Award for Excellence by the U.S. Government. This company has state of the art technology coupled with programmers that have extensive education and expertise to meet customer expectations. In addition, this company which does several million dollars annually in revenue has been profitable for many years.

Acquisition #2 protects families and businesses from identity theft which has become the number one crime in the nation. This company provides far more than the typical credit card protection. In fact, it supplies the “7” essential components of whole identity protection. These include:

1.

Whole identity monitoring-not just credit cards

2.

Cyber-crime protection—hackers, viruses, etc.

3.

Credit-manage and protect your credit

4.

Privacy-minimize junk mail, spam, etc.

5.

Lost wallet protection

6.

Whole identity recovery—restoration to pre-theft status

7.

Cyberhood watch—24/7 real-time alerts

Projected revenues for this company are very strong for this year and the delivery system allows for significant profits.

There is no assurance that Incubator will be able to successfully acquire either of these two companies after the merger with the Company, but acquisition agreements are expected to be signed before December 31, 2015.

Terms of the transaction:

At closing of the merger transaction, each common shareholder of the Company will be entitled to receive 1 share of Incubator Holdings for each 250 shares of the Company outstanding, on a fully diluted basis. As of the date of this Information Statement, there are 328,851,197 common shares issued, and will issue approximately 50,000,000 additional shares in conversion of outstanding convertible notes.  The actual number of fully diluted common shares

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of the Company at the closing of the merger will depend upon the conversions of the outstanding common shares, but may be calculated approximately as follows:

Item	Current	Post-Merger(1)
Common shares issued	328,851,197	1,315,405
Common shares estimated for conversions	50.000.000	200,000
	378,851,197	1,515,405

(2)

Under the terms of the Agreement, any partial shares resulting from the reverse merger calculation will be rounder up to the next whole number of shares, so the actual final post-merger numbers will reflect those shares.

Under the Agreement, the common shares of Incubator Holdings issuable in the transaction to the common shareholders of the Company will represent ten (10) percent of the total common shares of Incubator then issued and outstanding, resulting in the following:

Item	Shares	Percent of class	Percent of vote
Shares held by former ADAC shareholders	1,515,405	10%	4.9%
Shares held by Incubator shareholders	13,638,643	90%	44.1%
Totals	15,154,048	100%	49.0%

In addition, the Series A Preferred Stock of the Company will be exchanged in the transaction for 1,000,000 shares of preferred stock in Incubator Holdings, with the same rights and preferences, including voting power equal to 51% of the total vote of all classes of stock entitled to vote on any matter, voting as a group and not as classes.

The transfer agent for Incubator Holdings is Olde Monmouth Stock Transfer, which will be instructed to reserve and set aside the shares of Incubator Holdings issuable in the merger for issuance and delivery to the Company’s common shareholders as, if and when each of those shareholders delivers to the transfer agent a certificate or certificates for the Company’s common stock, or a convertible debt instrument convertible into common stock of the Company in the merger marked fully paid, to be exchanged for the Incubator Holdings common stock, or such substitute evidence of ownership of such fully diluted common stock, including a lost stock affidavit, as the transfer agent and Incubator Holdings shall determine to be satisfactory.  Any such reserved shares not issued out of this reserve in accordance with the Agreement within two years after closing of the transaction will be returned to the treasury of Incubator Holdings as unissued shares.

Regulatory approvals:

There are no specific regulatory approvals of the transaction required by any regulatory agency.  However, the SEC must review this Information Statement before it can be filed in final form and mailed to the shareholders of the Company, and the issuance of a new trading symbol for Incubator Holdings, Inc. following the merger will be required as a result of the filing of a Notice of Corporation Action with the Financial Industry Regulatory Association (FINRA).

Reports, opinion appraisals:

No report, opinion or appraisal relating to the merger transaction has been sought or obtained by either the Company or Incubator Holdings, Inc.

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Past contacts, transactions or negotiations:

There have been no contacts, transactions or negotiations between the Company and Incubator Holdings, Inc. or their affiliates, other than in connection with the terms of the proposed merger, during the past fiscal year of the Company or any subsequent periods.

.

Selected Financial Data.

As a smaller reporting company, the Company is not required to provide this data.

Pro forma Selected Financial Data

As a smaller reporting company, the Company is not required to provide this data.

Pro forma Information

Comparative information regarding the Company and Incubator Holdings, Inc. for the most recent fiscal period ended September 30, 2015 is as follows:

	Adama Technologies(1)	Incubator Holdings(2)
Book Value per share	$(0.003)	$0.00
Cash Dividends per share	$0.0000	$0.00
Income (loss) per share	$(0.002)	$0.00

(1)

Based on 328,851,197 common shares issued, and an estimated 50,000,000 additional common shares issuable on conversions, for a total of 378,851,197 fully diluted common shares.

(2)

Based on 1,000,000 common shares issued and outstanding, on a fully diluted basis.

On a pro forma basis, the pro forma equivalent information at September 30, 2015 for each share of the Company after the merger and giving effect to the exchange ratio of one share of Incubator Holdings, Inc. for each 250 shares of the Company issued and outstanding before the merger, on a fully diluted basis, is as follows(1):

Book Value per share	$(0.068)
Cash Dividends per share	$(0.000)
Income (loss) per share	$(0.038)

(1)

Based on a total of 15,154,.048 common shares being issued and outstanding in Incubator Holdings, Inc. as a result of the merger transaction, of which 1,515,405 will be held by the former common shareholders of the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

For the fiscal year ending on December 31, 2014 and to the date of this Information Statement, there were no transactions with related persons required to be disclosed in this Information Statement other than items already disclosed in our Annual Report on Form 10-K for the year ended December 31, 2014, or in our subsequent reports on Forms 10-Q for the quarters ended March 21, 2015, June 30, 2015 or September 30, 2015.

,

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

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ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 5005 Elbow Drive SW, Suite 207 Calgary, Alberta, Canada T2S2T6.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Choo

Michael Choo

President

December 7, 2015

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EXHIBIT 1

ANNUAL REPORT ON FORM 10-K OF

ADAMA TECHNOLOGIES CORPORATION

FOR THE YEAR ENDED DECEMBER 31, 2014

_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________________________

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2014

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________________ to __________________________.

Commission File Number: 333-148910

ADAMA TECHNOLOGIES CORP.

 (Exact name of Company as specified in its charter)

Delaware	98-0552470
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A, Merritt Island, FL	32953
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: 321-452-9091

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to section 12(g) of the Act: Common Stock, $0.0001 par value

Indicate by check mark if the Company is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes  ☐ No  ☒

Indicate by check mark if the Company is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.

Yes  ☐ No  ☒

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Company was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of Company’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.                            ☒

  Indicate by check mark whether the Company is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of large accelerated filer, accelerated filer and smaller reporting company in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the Company is a shell company (as defined in Rule 12b-2 of the Act).

Yes  ☒  No  ☐

 State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the Company’s most recently completed fiscal quarter.

Approximately $1,315,000 based upon $.004 per share which was the last price at which the common equity purchased by non-affiliates was last sold.

The number of shares of the issuer’s common stock issued and outstanding as of April 15, 2015 was 328,851,197 shares.

TABLE OF CONTENTS

i

ADAMA TECHNOLOGIES CORP

Annual Report on Form 10-K for the

Year Ended December 31, 2014.

FORWARD LOOKING STATEMENTS

This annual report on Form 10-K for Adama Technologies Corp. (the “Company”) contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

The forward-looking statements included in this annual report represent our estimates as of the date of this annual report. We specifically disclaim any obligation to update these forward-looking statements in the future. Some of the statements in this annual report constitute forward-looking statements, which relate to future events or our future performance or financial condition. Such forward-looking statements contained in this annual report involve risks and uncertainties.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes thereto contained elsewhere in this Form 10-K, as well as the risk factors included in this Form 10-K under Item 1A.

Item 1.  Business.

HISTORY OF OUR COMPANY

Adama Technologies Corp. was incorporated in Delaware on September 19, 2007. On November 25, 2007 we executed an exclusive worldwide patent-pending sale agreement with the inventor of a patent-pending technology (Patent Application Number: 11/720,518) and planned to use that technology (security systems for mobile vehicles, trucks, and shipping containers) to create a unique wireless data platform to support minute by minute data transmissions.  We completed a public offering of our common stock in the first half of 2008, raising aggregate gross proceeds of $90,000 pursuant to a registration statement on Form SB-2 that was declared effective by the Securities and Exchange Commission on February 19, 2008.  A private placement of common stock was later completed on July 3, 2008, raising aggregate gross proceeds of $90,000 from 22 investors.  On July 28, 2008 we implemented a 5 for 1 forward stock split.  On October 28, 2011, the Company initiated a reverse stock split on its common stock of 300-1 which became effective on October 28, 2011. The authorized shares of the Company did not change.  In June, 2013, we relocated our corporate offices to Florida.

Our principal executive offices are now located at 1365 N. Courtenay Parkway, Suite A, Merritt island, Florida 32953, in offices provided by an independent consulting firm as part of a contractual administrative and financial consulting agreement. Our registered office in Delaware is located at 113 Barksdale Professional Center, Newark, DE 19711, and our registered agent is Delaware Intercorp. Our fiscal year end is December 31.

OUR CURRENT BUSINESS

During prior fiscal years, we engaged in various mining and mineral activities through acquisition and licensing transactions, as reported in a prior periodic reports for fiscal year ending December 31, 2013 and prior fiscal years.  In the year ended December 31, 2014, we terminated all mining and mineral activities and began actively seeking merger or acquisition partners as our sole activity. As a result, we are now classified as a shell company under Rule 12b-2 under the Exchange Act.

Employees

We have no full time or part-time employees except for such services as are required in connection with searching for suitable acquisition partners, which activities are performed by our sole officer and director and by various consultants. We do not foresee any significant changes in the number of employees or consultants we will have over the next twelve months, unless we complete a planned merger, as discussed in Other Matters.

During the period covered by this report, we conducted no business operations and generated no revenue.  We intend to serve as a corporate vehicle that will seek to effect a merger, exchange of capital stock, asset acquisition or other similar business combination (a “Business Combination”) with an operating or development stage business (“Target Business”) that desires to employ our Company to become a publicly traded corporation that reports under the Securities Exchange Act of 1934 (“Exchange Act”). Other than as described herein, we do not engage in any substantive commercial business or other business operations. We face special risks inherent in the investigation, acquisition, or involvement in a new business opportunity. We are in our development stage.

Our present officer and director is our only employee, and he devotes a minimal amount of his time to our business. We have no full time employees.  We expect to use consultants, attorneys and accountants as necessary, and do not anticipate a need to engage any full-time employees while we are seeking and evaluating Target Businesses.  Our need for employees and their availability will be addressed in connection with the decision whether or not to consummate a specific Business Combination.

We intend to seek potential business opportunities and effectuate a Business Combination with a Target Business with significant growth potential that, in the opinion of management, could provide a profit to our Company and our stockholders. We may effect a Business Combination with a Target Business that may be financially unstable or in its early stages of development or growth.  We will not restrict our search to any specific business, industry or geographical location, and we may participate in a business venture of virtually any kind or nature. Our present affiliates may become involved in the management of the Target Business and/or may hire qualified but as yet unidentified individuals to manage such Target Business. Presently, we have no plan, proposal, agreement, understanding or arrangement to effect a Business Combination with any Target Business, and we have not identified any specific business or company for investigation and evaluation.

We encounter intense competition from other entities having a business objective similar to ours. Many of these entities are well established and have extensive experience in connection with identifying and effecting Business Combinations directly or through affiliates. Many of these competitors possess greater financial, marketing, technical, personnel and other resources than we do and we cannot assure you that we will have the ability to compete successfully. Our financial resources are limited in comparison to those of many of our competitors. This inherent competitive limitation could compel us to select certain less attractive acquisition prospects.  We cannot assure you that such prospects will permit us to meet our stated business objectives. Our limited funds and lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a Target Business before we commit our resources thereto.

We cannot presently ascertain with any degree of certainty the time and costs required to select and evaluate a Target Business (including conducting a due diligence review) and to structure and complete a Business Combination (including negotiating relevant agreements and preparing requisite documents for filing pursuant to applicable securities laws and state “blue sky” and corporation laws).

Until we raise sufficient capital and/or complete a Business Combination, our Company does not expect to meet its current capital requirements for the next twelve months; and we cannot assure you that even if we raise sufficient capital and complete a Business Combination, that we will ever meet any of our capital requirements.

Our Company must generate additional resources to enable us to pay our obligations as they come due, and our Company must ultimately implement a new business plan and achieve profitable operations.  We cannot assure you that we will be successful in any of these activities.  Should any of these events not occur, our financial condition will be materially adversely affected. If our Company remains dormant, we will need to raise additional capital to meet our current capital requirements for the next twelve months.

If we consummate a Business Combination with a Target Business which operates in an industry which is regulated or licensed by federal, state or local authorities, compliance with such regulations could be a time-consuming and expensive process.

Employees

Our present officer and director is our only employee, and he devotes minimal time to our business. We have no full-time employees. We expect to use consultant, attorneys and accountants as necessary, and do not anticipate a need to engage any full-time employees while we are seeking and evaluating Target Businesses.

Facilities

Our principal executive offices are now located at 1365 N. Courtenay Parkway, Suite A, Merritt island, Florida 32953, in offices provided by an independent consulting firm as part of a contractual administrative and financial consulting agreement. Our registered office in Delaware is located at 113 Barksdale Professional Center, Newark, DE 19711, and our registered agent is Delaware Intercorp.

Government Regulations

During the period covered by this report, our business was not subject to direct regulation by any domestic or foreign governmental agency, other than regulations generally applicable to businesses, and we believe that we have complied with these laws and regulations in all material respects.

Item 1A.  Risk Factors

The purchase of shares of capital stock of our Company involves many risks.  A prospective investor should carefully consider the following risk factors before making a decision to purchase any such shares:

We have a limited operating history and a history of losses.

Our Company has no current operations and, as such, may not be able to overcome unanticipated difficulties that may be encountered related to the implementation of its business plan. Our Company has a limited operating history, limited revenue from operations and a history of losses. In addition, because our Company currently has no operations, our Company faces all of the risks inherent with a start-up business, including the possibility that our Company cannot complete a Business Combination with a Target Business that is viable. We cannot assure you that if our Company identifies and completes a Business Combination with a Target Business that such business will ever be profitable. Our Company may also face unforeseen problems, difficulties, expenses or delays in implementing its business plan.

We need to obtain additional funds to continue with our business.

We need to obtain additional funds to continue with our business to fund general and administrative expenses and periodic reporting requirements, and we cannot assure you that such funds will be available, or will be available on favorable terms. Failure to secure needed funds will directly impact our Company’s ability to maintain its reporting status, and potentially, the corporate entity itself. While management has dedicated itself to the efforts to secure needed funds, the outcome and ultimate success of those efforts is uncertain.

Investing in our stock is highly speculative and an investor could lose some or the entire amount invested.

Our business plan is highly speculative and, therefore, an investor in our common stock may lose his or her entire investment. The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or the entire amount invested in our common stock. The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies in general and very small capitalization companies in particular.

The cost of maintaining our reporting obligations is high compared to our available cash.

Our Company is obligated to maintain its periodic public filings and public reporting requirements, on a timely basis, to remain current as a public company. In order to meet these obligations, our Company will need to continue to raise capital. If adequate funds are not available to our Company, it will be unable to comply with those requirements.

 Our stockholders face potential dilution in any new financing.

Any additional equity that our Company raises would dilute the interest of the current stockholders and any persons who may become stockholders before such financing. Such dilution in any financing of a meaningful amount could be substantial.

If we complete a Business Combination with a Target Business, we will be dependent upon market acceptance and competitive factors.

The success of any Target Business we complete a Business Combination with will be highly dependent upon, among other things, gaining market acceptance from customers that will use our Target Business’ products and services. More specifically, these factors include, among other things, how well its products or services perform (ease of implementation, ease of use by customers, reliability, and scope of products and services), competitive forces, the level of consumer demand for products and services offered, the selling prices of its products and services, and the effectiveness of our marketing activities.

Our Sole Officer and Director Controls Our Company’s Affairs and Operations and One Shareholders Controls more than Half the Vote.

Our management owns none of the issued and outstanding shares of our common stock, but one holder, iEquity Corp., owns all of the preferred stock which carries 60 percent of the total vote on all matters submitted to the shareholders for approval.  Our Company’s articles of incorporation do not provide for cumulative voting for the election of directors. Consequently, even if additional shares of our common stock are issued, so long as one holder continues to own 60% of the total vote of our issued and outstanding shares of common and preferred stock, that holder can elect all of our directors, appoint officers and otherwise control our affairs and operations. Further, our board of directors currently has no formal committees, such as a compensation committee or an audit committee, and most likely will not form such committees until sometime after the consummation of a Business Combination.

The Public Trading Market for Our Company’s Securities is Inactive and We Cannot Assure You That an Active Public Trading Market Will Develop.

Although our common shares trade on the OTC Markets under the symbol ADAC, there is minimal public trading activity.  We cannot assure you that a regular trading market will develop for the shares of our Common Stock or that, if developed, any such market will be sustained. Trading of our Common Stock will likely be conducted through what is customarily known as the Over-The-Counter Bulletin Board.

Rules related to low-priced equity securities may make it harder for you to sell our common stock.

Our Company’s securities, if and when available for trading, will likely be subject to the SEC’s rules that regulate broker-dealer practices in connection with transactions in “penny stocks”. These rules regulate broker-dealer practices in connection with transactions in “penny stocks.” Penny stocks are defined by law generally as equity securities with a price of less than $5.00 per share (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules place additional responsibilities on broker-dealers effecting transaction in such securities. These requirements may have the effect of reducing the level of trading activity in the secondary markets for a stock that is subject to the penny stock rules.

Rule 144 May Not Be Available To You When and If You Decide To Sell Securities of our Company

Our Company is a shell company and you will not be eligible to utilize Rule 144 for the resale of your shares of common stock until one year after we file “Form 10 information” with the SEC reflecting our status as an entity that is no longer a shell company, but, only for so long as we have been current with the filing of all of our periodic reports with the SEC and remain current with such filings. In the event this does not occur, you will not be able to resell your securities pursuant to Rule 144.  If there is no other exemption available to you at the time, you will not be able to resell your securities and recoup your investment unless and until our Company has remedied its periodic filing obligations with the SEC.  There can be no assurance that our Company will remedy such deficiency.

Any Returns on Investment May Be Limited to the Value of our Company’s Common Stock

We have never paid cash dividends on our common stock and we do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the board of directors may consider relevant. Our Company’s common stock may be less valuable because a return on investment will only occur if its stock price appreciates

ITEM 1B. UNRESOLVED STAFF COMMENTS.

None

ITEM 2.  PROPERTIES.

Our executive offices are located at 1365 N. Courtenay Parkway, Suite A. Merritt Island, Florida 32953, in offices provided by an independent consulting firm as part of a contractual administrative and financial consulting agreement. We believe that this space is adequate for our current and immediately foreseeable operating needs.

ITEM 3.  LEGAL PROCEEDINGS.

On October 25, 2012, JS Barkats PLLC filed a breach of contract action against the Company and a former officer, Aviram Malik, in the Supreme Court of New York, for breach of contract relating to a funding transaction in June 2012.  The Complaint was apparently served on former management but was never answered or otherwise responded to by former management and was never disclosed in our prior periodic filings.  The Plaintiff seeks to recover $45,395 in cash finders’ fee allegedly due plus 2.5 percent of our issued and outstanding common stock as of the date the fee was earned, plus forfeiture to it of all of the common stock, warrants and options owned by Aviram Malik, individually.  As a result of the failure to respond to the action by prior management, a default was entered against us, and plaintiff is seeking entry of a default judgment.  As of the date of this report, no default judgment has been entered in the case, to our knowledge.

There are no other pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, is a party adverse to the Company or has a material interest adverse to the Company. The Company has no property and is not the subject of any other pending legal proceedings.

ITEM 4.  REMOVED AND RESERVED

PART II

ITEM 5.  MARKET FOR COMPANY’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Market Information

Our common stock is eligible to be traded on the OTC Markets, under the ticker symbol ADAC.

Holders

As of December 31, 2014, there were 328,851,197 shares of our common stock issued and outstanding, which were held by 195 stockholders of record.  No common shares were issued during the year ended December 31, 2014 or to the date of filing of this report.

Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Equity Compensation Plans

On July 22, 2009, the Company adopted the Stock Incentive Plan, pursuant which the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors, consultants and service providers of the Company and its subsidiaries. The maximum number of shares available for grant under the plan is 25,000,000 shares of common stock.  The number of shares available for award under the plan is subject to adjustment for certain corporate changes and based on the types of awards provided, all in accordance with the provisions of the plan. The plan is administered by the Board.   No shares have been issued under this Plan.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

There were no sales or issuances of our common stock in the fiscal year ended December 31, 2014.

ITEM 6.  SELECTED FINANCIAL DATA.

As a smaller reporting company, we are not required to provide disclosure pursuant to this Item 6.

ITEM 7.  MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

We have not generated any revenues to date.

Our sole business plan is to identify, negotiate and enter into an acquisition transaction with an operating company on terms to be negotiated in the best interests of our shareholders

Results of Operations

We have not generated any revenues to date.  Our operating expenses in the year ended December 31, 2014 amounted to $218,310 as compared to $108,632 for the year ended December 31, 2013. Expenses in 2014 were comprised primarily of third party consulting expenses and transfer agent fees.

Our net loss in the year ended December 31, 2014, amounted to $421,129 as compared to the net loss of $354,509 during the year ended December 31, 2013. Net loss in 2014 was comprised primarily of third party consulting expenses, interest, and loss on extinguishment of debt.

The amounts presented in the financial statements do not provide for the effect of inflation on our operations or our financial position. Amounts shown for machinery, equipment, and leasehold improvements and for costs and expenses reflect historical cost and do not necessarily represent replacement cost. The net operating losses shown would be greater than reported if the effects of inflation were reflected either by charging operations with amounts that represent replacement costs or by using other inflation adjustments.

Liquidity and Capital Resources

We had no cash at December 31, 2014, or at December 31, 2013.

There is no cash on hand to fund our administrative and other operating expenses or our proposed research and development program for the next twelve months, and we do not anticipate that we will generate any revenues from operations for the next twelve months, unless we initiate or acquire a new operating business.

At December 31, 2014, we had $363,750 in principal amount of outstanding convertible notes plus accrued interest of $74,341.

The Company had working capital deficit of $689,701 and $488,819 for the year ended December 31, 2014 and 13 respectively.

 Lack of Insurance

We currently have no insurance in force for our office facilities and operations and it cannot be certain that we can cover the risks associated with such lack of insurance or that we will be able to obtain and/or maintain insurance to cover these risks at economically feasible premiums.

Going Concern Consideration

Our auditors have issued an opinion on our financial statements which includes a statement describing our going concern status. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months, unless we obtain additional capital to pay our bills and meet our other financial obligations. This is because we have not generated any revenues and no revenues are anticipated until we begin marketing the product. Accordingly, we must raise capital from sources other than the actual sale of the product to implement our plan of operations and stay in business.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. We have not yet established any source of revenue to cover our operating costs, and we have incurred an operating loss since inception. Further, as of December 31, 2014, our cash resources were insufficient to meet our current business plan, and we had negative working capital. These and other factors raise substantial doubt about our ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from our possible inability to continue as a going concern. As of December 31, 2014, the Company has an accumulated deficit of $18,462,134.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

As a smaller reporting company, we are not required to provide disclosure pursuant to this Item 7A.

ITEM 8.  FINANCIAL STATEMENTS.

The financial statements and supplementary financial information required by this Item are set forth immediately following the signature page and are incorporated herein by reference.

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A. CONTROLS AND PROCEDURES

Our Chief Executive Officer and Principal Financial Officer, after evaluating the effectiveness of our disclosure controls and procedures” (as defined in the Securities Exchange Act of 1934 (Exchange Act) Rules 13a-15(e) or 15d-15(e)) as of the end of the period covered by this annual report, has concluded that our disclosure controls and procedures are effective at a reasonable assurance level based on their evaluation of these controls and procedures as required by paragraph (b) of Exchange Act Rules 13a-15 or 15d-15.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Rules 13a-15(f) under the Securities Exchange Act of 1934, internal control over financial reporting is a process designed by, or under the supervision of, our principal executive, principal accounting and principal financial officers, or persons performing similar functions, and effected by the our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.

Our internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management, including our Chief Executive Officer and Principal Financial Officer assessed the effectiveness of our internal control over financial reporting as of December 31, 2014. In making this assessment, management used the framework in Internal Control - Integrated Framework promulgated by the Committee of Sponsoring Organizations of the Treadway Commission, commonly referred to as the COSO criteria. Based on the assessment performed, management believes that as of December 31, 2014, our internal control over financial reporting was effective based upon the COSO criteria. Additionally, based on management’s assessment, we determined that there were no material weaknesses in our internal control over financial reporting as of December 31, 2014.

This Annual Report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this annual report.

Changes in Internal Controls

During the year ended December 31, 2014, there was no change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting.

ITEM 9B.  OTHER INFORMATION.

Depository Chill

The Depository Trust Company (“DTC”) has advised us that DTC has imposed a restriction on physical and electronic deposit transactions (the “Deposit Chill”) in shares of our common stock.  The effect of the Deposit Chill is that DTC will no longer accept share certificates for deposit, thereby preventing the deposit of the underlying shares into DTC-participant broker accounts.  Generally speaking, as long as the Deposit Chill is in place, persons holding such shares will be unable to deposit or trade them electronically.

The Deposit Chill applies to all shares newly issued on or after the Chill Effective Date, as well as all shares previously issued as “restricted securities” that are cleared for resale on or after the effective date, pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act.

As long as the Deposit Chill is in place, persons with share certificates representing freely tradable shares or restricted shares will be unable to deposit their shares into a broker account and effect trades electronically.  This will likely have a material adverse effect on the public trading market for our shares; and will represent a significant obstacle to shareholders holding share certificates who wish to sell their shares.

Management Changes.

At a meeting of the Board of Directors held on February 4, 2014, Mr. Michael Gelmon resigned as a director and officer, effective immediately, after first appointing Michael Choo as a director. On February 4, 2014, Michael Choo, of Los Angeles, California, was appointed as an additional director of Registrant by the Board of Directors to fill an existing vacancy, effective immediately. On February 4, 2014, Mr. Choo was elected by the Board of Directors to serve as Chairman, President, Secretary and Chief Executive and Financial Officer.

Alberta, Canada Securities Commission Cease Trade Order.

In late January, 2014, we were notified by letter from the Alberta Securities Commission in Calgary, Alberta, Canada, that we are considered by them to be an “Alberta reporting company” by virtue of an Alberta ordinance making any US company with its shares trading in the US over-the-counter markets, automatically an Alberta reporting company if any officer, director or consultant with executive or fund-raising responsibilities is a resident of Alberta.  Since Michael Gelmon, our now former CEO, is a Calgary resident, the Alberta Securities Commission deemed the Company to be a reporting issuer, required retroactively to file periodic reports in Alberta and to submit to the regulatory control of the Alberta Securities Commission, and accordingly issued a trading “cease and desist” order against trading of the common stock in Alberta. Mr. Gelmon was only affiliated with the Company from June 19, 2013 to February 4, 2014. There has been no further activity or response to this action and currently the Company has no officers or directors, shareholders of record, offices, assets or business located in Alberta.

Acquisitions.

Our management has been in discussions for some time regarding a possible acquisition of or merger with a financial industry company based in Florida.  As these discussions continue and come to fruition as expected, we will announce the details and effect of such a transaction.

PART III

ITEM 10.  DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the members of our Board of Directors and our executive officers.

Name	Age	Positions and Offices Held

Michael Choo	51	Chief Executive Officer , Chief Financial/Accounting Officer, Secretary and Director

Our Directors hold office until the next annual meeting of our stockholders or until their successors is duly elected and qualified. Set forth below is a summary description of the principal occupation and business experience of each of our Directors and executive officers for at least the last five years.

MICHAEL O. CHOO, 51, an experienced senior executive, is the former President & Chief Executive Officer of Bellflower Medical Center, Los Angeles, CA. Previously served as Principal, Managing Partner & President & Chief Executive Officer of Integra Healthcare, Inc., Principal, Managing Partner, & Chairman of The Board of Directors of Doctors’ Hospital of Shreveport, and Principal, Managing Partner & Senior Vice President of Operations for Ethicus Healthcare Management, LLC. Mr. Choo was also previously the Senior Vice President of Promise Healthcare, Inc. and Chief Executive Officer of Promise Specialty Hospital of Shreveport, a 146 bed JCAHO long-term acute care, acute rehabilitation, gerontologic and adult psych turnaround hospital located in Shreveport, Louisiana. As second in command of the Company, he had corporate oversight of the Company’s 14 other facilities from the standpoint of corporate recruitment, new business development, and operational turnaround. Before his departure from Promise Healthcare, Inc., he brought together over 120+ collective years of corporate operational experience, leadership, structure, “team concept” and organization to the Promise Healthcare Executive team. Mr. Choo has over 29 years of experience in healthcare with expertise in Operational Executive Management, Hospital Turnarounds, Hospital Acquisitions, and Ground Floor Start-ups. He has vast experience in the clinical setting as well as the operational and organizational development & structure of hospitals and healthcare organizations to comply with state & federal regulatory agency guidelines. Mr. Choo is finishing his Master’s degree in Business Administration from California Coast University, and served in executive positions with various hospitals and companies managing hospitals. He held a previous position as the Chief Executive Officer of HealthSouth in Reno a 63 Acute Rehabilitation Freestanding Hospital in Reno, NV acting as Team Leader for the HealthSouth Surgical center, and HealthSouth Sports Clinic in Carson City, NV. He also has been the Vice President of NPSI with responsibility for 4 major hospitals in the Los Angeles and San Diego area, and Regional Chief Operations Officer of ARMS with responsibilities for 5 hospital turnarounds and 2 ground floor start-ups.

Audit Committee and Financial Expert

We do not have an audit committee or an audit committee financial expert. Our corporate financial affairs are simple at this stage of development and each financial transaction can be viewed by any officer or Director at will. We will form an audit committee if it becomes necessary as a result of growth of the Company or as mandated by public policy.

Code of Ethics

We do not currently have a Code of Ethics applicable to our principal executive, financial and accounting officers; however, the Company plans to implement such a code in the second quarter of 2014.

Potential Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent Directors, the functions that would have been performed by such committees are performed by our Board of Directors. Thus, there is a potential conflict of interest, in that our Directors who are also our officers have the authority to determine issues concerning management compensation, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our Directors or officers.

ITEM 11. EXECUTIVE COMPENSATION

Any compensation received by our officers, directors, and management personnel will be determined from time to time by our Board of Directors. Our officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

Summary Compensation

Employment Contracts . We have no employment agreements with any of our Directors or executive officers.

Stock Options/SAR Grants .   On July 22, 2009, the Company adopted the Stock Incentive Plan, pursuant which the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors, consultants and service provider of the Company and its subsidiaries. The maximum number of shares available for grant under the plan is 25,000,000 shares of common stock.  The number of shares available for award under the plan is subject to adjustment for certain corporate changes and based on the types of awards provided, all in accordance with the provisions of the plan. The plan may be administered by the Board.  No options have been issued to date under the plan.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Accrued Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Choo CEO	2014	52,500	0	0	0	0	0	0	$ 52,500
	2013	0	0	0	0	0	0	0	$ 0
Michael Gelmon, Former CEO	2014	0	0	0	0	0	0	30,000	$ 30,000
	2013	0	0	0	0	0	0	0	0

Long-Term Incentive Plans. As of December 31, 2014, we had no group life, health, hospitalization, or medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or corporate change in control.

Outstanding Equity Awards  As of December 31, 2014, none of our Directors or executive officers holds unexercised options, stock that has not vested, or equity incentive plan awards.

Compensation of Directors

During the year 2014 no compensation has been paid to any of our Directors in consideration for their services rendered in their capacity as directors. The salary to Mr. Choo has been accrued and not paid.

 ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table lists the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 328,851,197 shares of our common stock issued and outstanding as of December 31, 20141. The address of each person listed is c/o the Company

Officers, Directors and 5% Stockholders	No. of Shares	Percentage Ownership
Michael Choo	0	-

Anoe SA	20,000,000	6.0%
Ahoran Albacher	43,000,000	13.1%
Roni Kotler	42,000,000	12.8%
Dori Sharoni	20,500,000	6.2%
[1] The vote attributed to the common stock listed above is only 40% of the total vote
iEquity Corp. holds 1 million shares of preferred stock with 60% of the total vote.

  Item 13. Certain Relationships and Related Transactions, and Director Independence.

We have not entered into any transaction nor are there any proposed transactions in which our Director, executive officer, stockholders or any member of the immediate families of the foregoing had or is to have a direct or indirect material interest during the year ended December 31, 2014.

Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, we are not at this time required to have a majority of “independent directors” on our board of directors.  We do not believe that any of our current directors are independent.

Item 14. Principal Accountant Fees and Services.

Fees Paid to Principal Accountant

Anton & Chia has served as our independent auditor for the fiscal years ended December 31, 2014 and 2013. The following table reflects the fees paid or accrued to our independent auditors in years ended December 31, 2014 and 2013:

	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Audit Fees	$13,000	$14,000
Audit-Related Fees
Tax Fees	$0	$500
All Other Fees

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

As of December 31, 2014, the Board has not established a formal documented pre-approval policy for the fees of our principal accountant.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

Part IV

Item 15. Exhibits, Financial Statement Schedules.

Exhibit No.	Description

31.1	Certification of Chief Executive Officer required by Rule 13a-14(a) under the Exchange Act (filed herewith).

31.2	Certification of Chief Financial Officer required by Rule 13a-14(a) under the Exchange Act (filed herewith).

32	Certification of Principal Executive, Financial and Accounting Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 ADAMA TECHNOLOGIES CORPORATION has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADAMA TECHNOLOGIES CORP.

Date April 15, 2015	By:	/s/ Michael Choo
Michael Choo
Chief Executive Officer , Chief Financial Officer, Secretary and Director
(Principal Financial and Accounting Officer)

ADAMA TECHNOLOGIES CORP.

INDEX TO FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

F-i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Adama Technologies Corporation

We have audited the accompanying balance sheets of Adama Technologies Corporation (the "Company”) as of December 31, 2014 and 2013, and the related statements of operations, changes in stockholders’ deficit and cash flows for the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had no revenues and incurred an accumulated deficit of $18,453,373 and $18,041,006 as of December 31, 2014 and 2013, respectively. The Company is also in default under certain of its loan agreements. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2, which includes the raising of additional equity financing or merger with another entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP

Newport Beach

April 15, 2015

F- 1

ADAMA TECHNOLOGIES CORP.

BALANCE SHEETS

AS OF DECEMBER 31, 2014 AND 2013

	December 31, 2014	December 31, 2013
Assets
Current Assets
Cash	$ -	$ -
Total Assets	$ -	$ -
Liabilities & Stockholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	137,653	116,787
Loans from related parties - Directors and stockholders	22,500	30,000
Loans from third parties	3,000	3,000
Convertible notes payable, net of discount	363,750	123,750
Derivative liability	171,560	215,282
Total Liabilities	698,463	488,819

Stockholder's Deficit
Common Stock, $0.0001 par value, 500,000,000 shares authorized
328,851,197 and 328,851,197 shares issued and outstanding	32,885	32,885
Preferred Stock, $0.001 par value, 1,000,000 shares authorized
1,000,000 and 0 shares issued and outstanding	-	-
Additional paid in capital	17,781,857	17,564,292
Stock subscriptions receivable	(51,070)	(44,990)
Accumulated deficit	(18,462,134)	(18,041,006)
Total Stockholders’ Deficit	(698,463)	(488,819)
Total Liabilities and Stockholders' Deficit	$ -	$ -

The accompanying notes are an integral part of these financial statements.

F- 2

ADAMA TECHNOLOGIES CORP.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014

	For the Year Ended December 31,
	2014	2013
Revenues	$ -	$ -
Expenses:
General and administrative
Professional fees	10,400	6,620
Consulting	202,500	90,601
Other general and administrative expenses	5,410	11,411
Total Expenses	218,310	108,632
Loss before other expense	(218,310)	(108,632)
Other income (expense)
Derivative expense	-	(215,282)
Loss on extinguishment of debt	(203,564)	-
Change in fair value of derivatives	43,724	-
Interest expense	(49,978)	(30,595)
Loss before income taxes	(421,129)	(354,509)
Income tax expense	-	-
Net Loss	$ (421,129)	$ (354,509)
Net loss per share - basic and diluted	$ (0.00)	$ (0.00)
Weighted average number of shares outstanding during the period - basic and diluted	328,851,197	399,996,431

The accompanying notes are an integral part of these financial statements.

F- 3

ADAMA TECHNOLOGIES CORP.

STATEMENT OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Common Stock *		Additional Paid In Capital	Stock Subscriptions Receivable	Accumulated Deficit	Total Stockholders' Deficit
	Shares	Amount
Balance - December 31, 2012	439,851,197	$43,982	-	$(44,990)	$(17,686,497)	$(600,553)
Conversion of note payable	9,000,000	903	22,150	-	-	23,053
Common stock previously issued to purchase asset - cancelled	(120,000,000)	(12,000)	12,000	-	-	-
Rescission of Ansalt transaction	-	-	400,000	-	-	400,000
Capital advances to shareholder	-	-	43,190	-	-	43,190
Net loss	-	-	-	-	(354,509)	(354,509)
Balance - December 31, 2013	328,851,197	$ 32,885	$ 17,564,292	$ (44,990)	$ (18,041,006)	$ (488,819)
NOHO subscription agreement	-	-	15,000	(15,000)	-	-
Payments on subscription receivables	-	-	-	7,920	-	7,920
Beneficial conversion feature	-	-	203,565	-	-	203,565
Net loss	-	-	-	-	(421,129)	(421,129)
Balance - December 31, 2014	328,851,197	$ 32,885	$ 17,782,857	$ (52,070)	$ (18,462,134)	$ (698,463)

The accompanying notes are an integral part of these financial statements.

F- 4

ADAMA TECHNOLOGIES CORP.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
OPERATING ACTIVITIES:
Net Income (loss)	$ (421,129)	$ (354,509)
Adjustments to reconcile net loss to net cash
used in operating activities:
Loss on extinguishment of debt	203,564	-
Amortization	-	2,310
Forgiveness of debt	-	31,300
Derivative expense	-	215,282
Change in fair value of derivatives	(43,722)	-
Accounts payable and accrued liabilities	261,288	101,016
Net Cash Used in Operating Activities	-	(4,601)

FINANCING ACTIVITIES:
Proceeds from third party	-	3,000
Proceeds from stockholder loans	-	1,000
Net Cash Provided by Financing Activities	-	4,000
Net Decrease in Cash	-	(601)
Cash, beginning of period	-	601
Cash, end of period	$ -	$ -
SUPPLEMENTARY CASH FLOW INFORMATION
Cash paid during the year/period for:
Income Taxes	$ -	$ -
Interest	$ -	$ -
SUPPLEMENTARY CASH FLOW INFORMATION
Issuance of common stock for investments	$ -	$ 31,750
Notes issued to settle payables	$ 270,000	$ -

The accompanying notes are an integral part of these financial statements.

F- 5

ADAMA TECHNOLOGIES CORP.

NOTES TO FINANCIAL STATEMENTS

(1)   Summary of Significant Accounting Policies

Basis of Presentation and Organization

Adama Technologies Corp. (“Adama Technologies” or the “Company”) is a Delaware corporation and was incorporated under the laws of the State of Delaware on September 17, 2007.

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as promulgated in the United States of America.

Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with an original maturity of three months or less to be cash and cash equivalents. There were no cash equivalents at December 31, 2014 and 2013.

Loss per Share

Basic earnings per share are computed by dividing the net income attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common stock equivalents were not included in the computation of diluted loss per share in the statement of operations due to the fact that the Company reported a net loss and to do so would be anti-dilutive for the periods presented.

Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the reliability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

F- 6

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2014 and 2013, the carrying value of accounts payable and loans that are required to be measured at fair value, approximated fair value due to the short-term nature and maturity of these instruments.

Common Stock Registration Expenses

The Company considers incremental costs and expenses related to the registration of equity securities with the SEC, whether by contractual arrangement as of a certain date or by demand, to be unrelated to original issuance transactions. As such, subsequent registration costs and expenses are expensed as incurred.

Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses. Actual results could differ from those estimates made by management.

F- 7

Recent Accounting Pronouncements

In August, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40), which now requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued. If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern, and substantial doubt is not alleviated after consideration of management’s plans, additional disclosures are required. The amendments in this update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. These requirements were previously included within auditing standards and federal securities law, but are now included within U.S. GAAP. We are currently assessing the impact on the adoption of ASU and do not believe the adoption will have significant impact on our financial statements and disclosures.

In June, 2014, the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915) – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, which eliminates the concept of a development stage entity (DSE) its entirety from current accounting guidance. We have elected early adoption of this standard, which eliminates the designation of DSEs and the requirement to disclose results of operations and cash flows since inception.

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) exists.  The Company calculated the value of the BCF using the intrinsic method as stipulated in ASC 470. The BCF has been recorded as a discount to the notes payable and to Additional Paid-in Capital.

We have evaluated the other recent accounting pronouncements through ASU 2015-02 and believe that none of them will have a material effect on our financial statements.

(2)   Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not established any source of revenue to cover its operating costs, and as such, has incurred an operating loss since inception. Further, as of December 31, 2014, the cash resources of the Company were insufficient to meet its current business plan. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern. As of December 31, 2014, the Company has an accumulated deficit of $18,462,134

(3)     Convertible Notes Payable

On November 18, 2011, the Company signed a $30,000 convertible promissory note with a third party.  The note bears interest at 8% per annum and was due on August 18, 2012.  The note has conversion rights that allow the holder of the note to convert after 180 days all or any part of the remaining principal balance into the Company’s common stock at a price equal to 58% of the average of the lowest three trading prices for the Common Stock during the most recent ten day period. As of December 31, 2012 this note was in default. According to the terms of the note upon default the balance due is 150% of the unpaid principal balance. In addition, from the date of default the notes bear interest at 22% per annum. The investor may in its sole discretion convert the default amount into equity. The balance outstanding on this note at December 31, 2014 was $45,000.

F- 8

On April 27, 2012, the Company signed a $32,500 convertible promissory note with a third party.  The note bears interest at 8% per annum and was due on January 27, 2013.  The note has conversion rights that allow the holder of the note to convert after 180 days all or any part of the remaining principal balance into the Company’s common stock at a price equal to 58% of the average of the lowest three trading prices for the Common Stock during the most recent ten day period. As of January 28, 2013 this note was in default. According to the terms of the note upon default the balance due is 150% of the unpaid principal balance. In addition, from the date of default the notes bear interest at 22% per annum. The investor may in its sole discretion convert the default amount into equity. As of December 31, 2014, the note balance was $48,750.

On October 15, 2013, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on October 15, 2014. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A beneficial conversion feature of $30,000 was determined to exist and was recorded at the time of issue. $30,000 of the beneficial conversion feature has been amortized as of December 31, 2014.

On January 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on January 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $23,564 was determined to exist and was recorded at the time of issue. This note is in default subsequent to the year ended December 31, 2014.

On March 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default subsequent to the year ended December 31, 2014.

On March 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default subsequent to the year ended December 31, 2014.

On June 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on June 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

On July 1, 2014, the Company converted $60,000 of amounts due to officers into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on July 31, 2015. The note has conversion rights that allow the holder of the note after six months to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015.

On September 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on September 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

F- 9

On December 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on December 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

For the year ended December 31, 2014 and 2013 the Company has recognized $42,978 and $30,595 in interest expense related to the notes and has amortized $nil and $2,310 of the beneficial conversion features which has been recorded as interest expense, respectively.

(4)   Derivative Liabilities

The Company has various convertible instruments outstanding more fully described in Note 3.

As of December 31, 2014, the fair value of the Company’s derivative liabilities was $171,560.

The following table summarizes the derivative liabilities included in the balance sheet:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Derivative Liabilities:
Balance at December 31, 2013	$215,282
Additions	-
Change in fair value	(43,722)
Deletions	-
Balance at December 31, 2014	$171,560

The fair values of derivative instruments were estimated using the Black Scholes valuation model based on the following weighted-average assumptions:

Convertible Debt Instruments
Risk-free rate	0.12%
Expected volatility	200.29%
Expected life	0.496 year

(5)   Common Stock

The Company issued no common stock during the year ended December 31, 2014.  Details of prior stock issues are listed in the Company’s annual report for the year ended December 31, 2013. On March 25, 2014, Novation Holdings, Inc., an unrelated party, purchased 1,000,000 shares of voting preferred stock for $7,500.  The preferred shares has voting power equal to 60 percent of the total combined voting power of all classes of stock entitled to vote on any matter.  The issuance of the shares was approved by the Board of Directors.

F- 10

(6)   Income Taxes

The provision (benefit) for income taxes for the years ended December 31, 2014 and 2013 was as follows (assuming a 23% effective tax rate):

	2014	2013

Current Tax Provision:
Federal-
Net income	$—	$—
Non-deductible expenses	—	—
Taxable income	—	—

Net operating loss carryforward	—	—

Total current tax provision	$—	$—

Deferred Tax Provision:
Federal-
Deferred tax benefit on current loss	$94,790	$81,537
Non-deductible expenses	-	-
Change in valuation allowance	(94,790)	(81,537)

Total deferred tax provision	$—	$—

The Company had deferred income tax assets as of December 31, 2014 and 2013, as follows:

	2014	2013

Loss carryforwards	$1,194,391	$1,099,602
Less - Valuation allowance	(1,194,391)	(1,099,602)

Total net deferred tax assets	$—	$—

The Company provided a valuation allowance equal to the deferred income tax assets for the period ended December 31, 2014 and 2013, because it is not presently known whether future taxable income will be sufficient to utilize the loss carryforwards.

As of December 31, 2014, the Company had approximately $4,576,381 in tax loss carryforwards that can be utilized in future periods to reduce taxable income, and expire by the year 2032.

The Company did not identify any material uncertain tax positions.  The Company did not recognize any interest or penalties for unrecognized tax benefits.

The Company has filed income tax returns in the United States. All tax years are closed by expiration of the statute of limitations.

(

F- 11

7)  Pending Litigation

On October 25, 2012, JS Barkats PLLC filed a breach of contract action against the Company and a former officer, Aviram Malik, in the Supreme Court of New York, for breach of contract relating to a funding transaction in June 2012.  The Complaint was apparently served on former management but was never answered or otherwise responded to by former management and was never disclosed in our prior periodic filings.  The Plaintiff seeks to recover $45,395 in cash finders’ fee allegedly due plus 2.5 percent of our issued and outstanding common stock as of the date the fee was earned, plus forfeiture to it of all of the common stock, warrants and options owned by Aviram Malik, individually.  As a result of the failure to respond to the action by prior management, a default was entered against us, and plaintiff is seeking entry of a default judgment.  As of the date of this report, no default judgment has been entered in the case, to our knowledge.

There are no other pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, is a party adverse to the Company or has a material interest adverse to the Company. The Company has no property and is not the subject of any other pending legal proceedings.

8)  Subsequent Events

Effective November 14, 2014, the Company entered into an Agreement and Plan of Merger and Acquisition with Capital Interchange Corporation, a Florida corporation  (CIC), Focus Gold Commercial Resolution, Inc., a Florida corporation, and Focus Gold Financial Corp., a Florida corporation, for a three-way merger, expected to close by December 31, 2014. Under the terms of the agreed merger transaction,

CIC will become the parent holding company of the Company and the Focus Gold companies, the latter of which will also merge with each other; CIC will assume the reporting obligations of the Company under the Securities and Exchange Act of 1934; CIC will acquire and manage distressed debt obligations; and the Focus Gold companies will continue their existing business of accounts receivable management, including collecting activities with respect to purchased debt provided to it by CIC.  Certain defined debts of the Company and the Focus Gold companies will be assumed by CIC as part of the acquisition price, but otherwise the Company and the Focus Gold companies will remain as separate corporate entities. CIC will issue one new share of common stock to the shareholders of the Company for each 1,000 fully diluted common shares of the Company then outstanding; the outstanding Series A Preferred Stock of the Company will be exchanged for Series A Preferred Stock of CIC on the same terms and preferences; each share of each of the Focus Gold companies will be exchanged for ten shares of CIC common stock, and CIC common shareholders will retain a fifty percent ownership of the resulting common shares outstanding after the transaction.

Closing of the transaction will close as soon as all of the regulatory compliance matters have been completed, including the registration of shares to be issued in the transaction as required by applicable federal and state securities laws, and is expected to close by June 30, 2015.

F- 12

EXHIBIT 2

QUARTERLY REPORT ON FORM 10-Q

FOR ADAMA TECHNOLOGIES CORPORATION

SEPTEMBER 30, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

[X]

QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

For the quarter ended September 30, 2015

[  ]

TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

For the transition period from

to

Commission file number: 333-148910

ADAMA TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                                                                                        98-0552470

(State of incorporation)                                                                                           (I.R.S. Employer Identification No.)

5005 Elbow Drive SW, Suite 207

Calgary, Alberta, Canada T2S2T6

 (Address of principal executive offices)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [ X ]  No [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer               [   ]                                                      Accelerated filer                                 [   ]

Non-accelerated filer                [   ]                                                      Smaller reporting company                [X]

(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [X ]  No [  ]

As of November 4, 2015, 328,851,197 shares of common stock, par value $0.0001 per share, were issued and outstanding and 500,000,000 common shares were authorized.

ADAMA TECHNOLOGIES CORPORATION

FORM 10-Q

NINE MONTHS ENDED SEPTEMBER 30, 2015

i

PART I  FINANCIAL INFORMATION

Item 1. Financial Statements.

ADAMA TECHNOLOGIES CORPORATION

INDEX TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

1

1

ADAMA TECHNOLOGIES CORP.

CONDENSED BALANCE SHEETS

	September 30, 2015 (Unaudited)	December 31, 2014 (Audited)
Assets
Current Assets
Cash	$ -	$ -
Total Assets	$ -	$ -
Liabilities & Stockholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	$ 170,343	$ 137,653
Loans from related parties - Directors and stockholders	-	22,500
Loans from third parties	3,000	3,000
Convertible notes payable, net of discount	536,250	363,750
Judgment Payable	181,250	-
Derivative liability	144,788	171,560
Total Liabilities	1,035,631	698,463

Stockholder's Deficit
Common Stock, $0.0001 par value, 500,000,000 shares authorized
328,851,197 and 328,851,197 shares issued and outstanding	32,885	32,885
Preferred Stock, $0.001 par value, 1,000,000 shares authorized
1,000,000 and 0 shares issued and outstanding, respectively	1,000	-
Additional paid in capital	17,902,287	17,781,857
Common stock issuable	67,240	-
Stock subscriptions receivable	-	(51,070)
Accumulated deficit	(19,039,043)	(18,462,134)
Total Stockholder’s Deficit	(1,035,631)	(698,463)
Total Liabilities and Stockholders' Deficit	$ -	$ -

The accompanying notes are an integral part of these unaudited condensed financial statements.

ADAMA TECHNOLOGIES CORP.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$ -	$ -	$ -	$ -
Expenses:
General and administrative
Professional fees	2,625	2,600	5,250	7,800
Consulting	30,000	82,500	150,000	172,500
Other general and administrative expenses	-	-	-	1,135
Total Expenses	32,625	85,100	155,250	181,435
Loss from operations	(32,625)	(85,100)	(152,625)	(181,435)
Other income (expense)
Forgiveness of debt	-	-	22,030	-
Loss on judgment	-	-	(248,490)	-
Loss on extinguishment of debt	(30,000)	(133,082)	(172,500)	(173,564)
Change in fair value of derivatives	(20,545)	37,308	26,772	61,474
Interest expense	(18,448)	(12,151)	(49,470)	(29,884)
Loss before income taxes	(101,618)	(193,025)	(576,908)	(323,409)
Income tax expense	-	-	-	-
Net Loss	$ (101,618)	$ (193,025)	$ (576,908)	$ (323,409)
Net loss per share - basic and diluted	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of shares outstanding during the period - basic and diluted	328,851,197	328,851,197	328,851,197	328,851,197

The accompanying notes are an integral part of these unaudited condensed financial statements.

ADAMA TECHNOLOGIES CORP.
CONDENSED STATEMENT OF CASH FLOWS
(Unaudited)
	For the Nine Months Ended September 30, 2015	For the Nine Months Ended September 30, 2014
OPERATING ACTIVITIES:
Net loss	$ (576,908)	$ (323,409)
Adjustments to reconcile net loss to net cash
used in operating activities:
Loss on extinguishment of debt	172,500	173,564
Forgiveness of debt	(22,030)	-
Judgment payable	248,490	-
Change in fair value of derivatives	(26,772)	(61,474)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	204,720	211,319
Net Cash Used in Operating Activities	-	-
Net Increase (decrease) in Cash	-	-
Cash, beginning of period	-	-
Cash, end of period	$ -	$ -
SUPPLEMENTARY CASH FLOW INFORMATION
Cash paid during the period for:
Income Taxes	$ -	$ -
Interest	$ -	$ -
SUPPLEMENTARY CASH FLOW INFORMATION
Notes issued to settle payables	$ 172,500	$ 210,000
Shares reserved for judgement	$ 67,240	$ -

The accompanying notes are an integral part of these unaudited condensed financial statements.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 1  Summary of Significant Accounting Policies

Basis of Presentation and Organization

Adama Technologies Corporation (“Adama Technologies” or the “Company”) was incorporated under the laws of the State of Delaware on September 17, 2007.  The Company currently conducts no active operations and is engaged in identifying and merging with a suitable operating company.  An Agreement and Plan of Merger has been signed with Incubator Holdings, Inc., a Wyoming corporation, for a three-way merger, expected to close by November 30, 2015. See Note 7. Subsequent Events.

The accompanying condensed financial statements of Adama Technologies were prepared from the accounts of the Company under the accrual basis of accounting.

Unaudited Interim Financial Statements

The interim condensed financial statements of the Company as of September 30, 2015, and for the period then ended, are unaudited. However, in the opinion of management, the interim financial statements include all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the Company’s financial position as of September 30, 2015, and the results of its operations and its cash flows for the period ended September 30, 2015. These results are not necessarily indicative of the results expected for the calendar year ending December 31, 2015. The accompanying financial statements and notes thereto do not reflect all disclosures required under accounting principles generally accepted in the United States. Refer to the Company’s audited financial statements as of December 31, 2014, filed with the Securities and Exchange Commission (”SEC”), for additional information, including significant accounting policies.

Cash

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with an original maturity of three months or less to be cash and cash equivalents. There were no cash and cash equivalents at September 30, 2015 and 2014.

Loss per Share

Basic earnings per share are computed by dividing the net income attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common stock equivalents were not included in the computation of diluted loss per share in the statement of operations due to the fact that the Company reported a net loss and to do so would be anti-dilutive for the periods presented.

Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 1  Summary of Significant Accounting Policies (continued)

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about ability to realize the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of six broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The six levels of the fair value hierarchy are described below:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of September 30, 2015 and December 31, 2014, the carrying value of accounts payable and loans that are required to be measured at fair value, approximated fair value due to the short-term nature and maturity of these instruments.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 1  Summary of Significant Accounting Policies (continued)

Estimates

The condensed financial statements are prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses. Actual results could differ from those estimates made by management.

Beneficial Conversion Features

In accordance with ASC 470, the Company has analyzed the beneficial nature of the conversion terms and determined that a beneficial conversion feature (BCF) exists.  The Company calculated the value of the BCF using the intrinsic method as stipulated in ASC 470. The BCF has been recorded as a discount to the notes payable and to Additional Paid-in Capital.

Recent Accounting Pronouncements

In August, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40), which now requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued. If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern and substantial doubt is not alleviated after consideration of management’s plans, additional disclosures are required. The amendments in this update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. These requirements were previously included within auditing standards and federal securities law, but are now included within U.S. GAAP. We are currently assessing the impact on the adoption of ASU and do not believe the adoption will have significant impact on our financial statements and disclosures.

We have evaluated the other recent accounting pronouncements through ASU 2015-08 and believe that none of them will have a material effect on our financial statements.

Note 2 Going Concern

The accompanying unaudited condensed financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not established any source of revenue to cover its operating costs, and as such, has incurred an operating loss since inception. Further, as of September 30, 2015, the cash resources of the Company were insufficient to meet its current business plan. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern. As of September 30, 2015, the Company has no cash and an accumulated deficit of $19,039,043.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 3 Convertible Notes Payable

On November 18, 2011, the Company signed a $30,000 convertible promissory note with a third party. The note bears interest at 8% per annum and was due on August 18, 2012. The note has conversion rights that allow the holder of the note to convert after 180 days all or any part of the remaining principal balance into the Company’s common stock at a price equal to 58% of the average of the lowest six trading prices for the Common Stock during the most recent ten day period. The conversion feature was determined to exist and was recorded at the time of issue as a derivative liability, but has been fully amortized in prior periods. This note is in default. According to the terms of the note upon default the balance due is 150% of the unpaid principal balance. In addition, from the date of default the notes bear interest at 22% per annum. The investor may in its sole discretion convert the default amount into equity. The balance outstanding on this note at September 30, 2015 was $45,000.

On April 27, 2012, the Company signed a $32,500 convertible promissory note with a third party. The note bears interest at 8% per annum and was due on January 27, 2013. The note has conversion rights that allow the holder of the note to convert after 180 days all or any part of the remaining principal balance into the Company’s common stock at a price equal to 58% of the average of the lowest six trading prices for the Common Stock during the most recent ten day period. The conversion feature was determined to exist and was recorded at the time of issue as derivative liability, but has been fully amortized in prior periods. This note is in default. According to the terms of the note upon default the balance due is 150% of the unpaid principal balance. In addition, from the date of default the notes bear interest at 22% per annum. The investor may in its sole discretion convert the default amount into equity. The balance outstanding on this note at September 30, 2015 was $48,750.

On October 15, 2013, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on October 15, 2014. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A beneficial conversion feature of $30,000 was determined to exist and was recorded at the time of issue. $30,000 of the beneficial conversion feature has been amortized as of September 30, 2015. This note is in default.

On January 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on January 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $23,564 was determined to exist and was recorded at the time of issue. This note is in default.

On March 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default.

On March 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 3  Convertible Notes Payable (continued)

On June 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on June 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default.

On July 1, 2014, the Company converted $60,000 of amounts due to officers into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on July 31, 2015. The note has conversion rights that allow the holder of the note after six months to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. This note is in default.

On September 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on September 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default.

On December 15, 2014, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on December 15, 2015. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue. This note is in default.

On March 15, 2015, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 15, 2016. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

On April 1, 2015, the Company converted $52,500 of compensation owed into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 31, 2016. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $52,500 was determined to exist and was recorded at the time of issue.

On April 1, 2015, the Company converted $30,000 of compensation owed into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on March 31, 2016. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

On June 15, 2015, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on June 15, 2016. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 3  Convertible Notes Payable (continued)

On September 15, 2015, the Company converted $30,000 of payables into a convertible promissory note with a third party. The note bears interest at 8% per annum and was due on September 15, 2016. The note has conversion rights that allow the holder of the note at any time to convert all or any part of the remaining principal balance into the Company’s common stock at a fixed price of $0.0015. A loss on extinguishment of debt of $30,000 was determined to exist and was recorded at the time of issue.

As of September 30, 2015 and December 31, 2014, the balance of convertible notes payable was $536,250 and $363,750.

For the nine months ended September 30, 2015 and 2014, the Company has recognized $49,470 and $29,884 in interest expense, respectively.

Note 4 Derivative Liability

The Company has various convertible instruments outstanding more fully described in Note 3, some of which contain derivative features. As of September 30, 2015 and December 31, 2014, the fair value of the Company’s derivative liabilities was $144,788 and $171,560, respectively.

The following table summarizes the derivative liabilities included in the balance sheets:

Note 4 Derivative Liability (continued)

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Derivative Liabilities:
Balance at December 31, 2014	$171,560
Additions	-
Change in fair value	(26,772)
Deletions	-
Balance at September 30, 2015 (unaudited)	$144,788

The fair values of derivative instruments were estimated using the Black Scholes pricing model based on the following weighted-average assumptions:

Convertible Debt Instruments
Risk-free rate	0.19%
Expected volatility	119.49%
Expected life	0.25 year

Note 5 Stockholders’ Deficit

During the quarter ended September 30, 2015, the Company did not issue any shares of common stock. As a result, the total shares outstanding as of September 30, 2015 and December 31, 2014 remained at 328,851,197.

On March 25, 2014, Novation Holdings, Inc., an unrelated party, agreed to purchase 1,000,000 shares of voting preferred stock for $15,000.  The preferred shares have voting power equal to 51 percent of the total combined voting power of all classes of stock entitled to vote on any matter.  The issuance of the shares was approved by the Board of Directors. The preferred shares have been issued and were subsequently transferred by Novation Holdings during the nine months ended September 30, 2015.

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 6  Pending Litigation.

On October 25, 2012, JS Barkats PLLC filed a breach of contract action against the Company and a former officer, Aviram Malik in the Supreme Court of New York, for breach of contract relating to a funding transaction in June 2012.  The Complaint, which was apparently served on former management but was never answered or otherwise responded to by former management and which was never disclosed in our prior periodic filings, seeks to recover $45,395 in a cash finders’ fee allegedly due plus 2.5 percent of our issued and outstanding common stock as of the date the fee was earned, plus forfeiture of all of the common stock, warrants and options owned by Aviram Malik, individually.  As a result of the failure to respond to the action by prior management, the Company is in default in this action and plaintiff is seeking entry of a default judgment.  On June 5, 2015, the Court entered a default judgment against the Company in the amount of $170,000 plus 2.5 percent of the outstanding common stock plus attorneys’ fees of $11,250. The Company has recorded the amount of $248,490, as compensation for the quarter ended June 30, 2015 and has reserved 6,724,015 common shares ($67,240 value) for issuance under this judgment.  The Company has no assets available to satisfy the judgment amount, which is reported on the financial statements as an unsecured liability.

There are no other known pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company has no property so no property of the Company is the subject of any other pending legal proceedings.

Note 7 Subsequent Events

On September 10, 2015, the Company entered into an Agreement and Plan of Merger and Acquisition with Incubator Holdings, Inc., a Wyoming corporation.  Under the terms of that Agreement, Incubator Holdings formed an acquisition subsidiary, ADAC Acquisition Corp. in Florida, the Company will merge into that subsidiary, the common shareholders of the Company will receive common shares of Incubator Holdings on the basis of 1 share of Incubator for each 250 shares of the Company held, the preferred shareholder of the Company will receive one preferred share of Incubator Holdings for each share of Series A Preferred Stock of the Company outstanding, and Incubator Holdings will assume the obligations of the Company as an SEC reporting entity.  Incubator also will apply for a new CUSIP number for the common shares and a new trading symbol.  The Company will become a private subsidiary of Incubator Holdings, and will retain all of its existing debts and liabilities except for $352,500 in specific debt that will be assumed by Incubator Holdings under the Agreement.  The existing common shareholders of the Company will receive a total of ten percent of the resulting outstanding common stock of Incubator Holdings and the existing common shareholders of Incubator Holdings will retain 90 percent of the common stock after the acquisition.

Completion of the proposed acquisition will require approval of a majority vote of the shareholders of the Company as well as compliance with all regulatory requirements.  Closing is expected to be on or before December 31, 2015, subject to completion of all required regulatory filings.

Incubator Holdings is a Wyoming Holding company which has acquisition agreements in place for the acquisition of two existing operating companies:

ADAMA TECHNOLOGIES CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 (Unaudited)

Note 7 Subsequent Events (continued)

Acquisition #1 specializes in precision machining and aerospace manufacturing. Since its inception in 1974, this company has concentrated on safety critical aerospace landing gear. It has numerous government contracts extended over several years. As a result of quality work, this company was awarded the Award for Excellence by the U.S. Government. This company has state of the art technology coupled with programmers that have extensive education and expertise to meet customer expectations.

Acquisition #2 protects families and businesses from identity theft which has become the number one crime in the nation. This company provides far more than the typical credit card protection. In fact, it supplies the “7” essential components of whole identity protection. These include:

1.

Whole identity monitoring-not just credit cards

2.

Cyber-crime protection—hackers, viruses, etc.

3.

Credit-manage and protect your credit

4.

Privacy-minimize junk mail, spam, etc.

5.

Lost wallet protection

6.

Whole identity recovery—restoration to pre-theft status

7.

Cyberhood watch—24/7 real-time alerts

Closing of the acquisitions of these two target companies will be completed after the merger of the Company with ADAC Acquisition Corp.  As a result the Company will be filing Form 10 information to terminate its current status as a shell company within the meaning of the federal securities laws as soon as that merger closes.

There is no assurance, however, that the above acquisitions will be completed.

Item 2. Management’s Discussion and Analysis or Plan of Operations.

As used in this Form 10-Q, references to “Adama”, the “Company,” “we,” “our” or “us” refer to Adama Technologies Corporation, unless the context otherwise indicates.

Forward-Looking Statements

The following discussion should be read in conjunction with our unaudited financial statements, which are included elsewhere in this Form 10-Q (the “Report”). This Report contains forward-looking statements which relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

For a description of such risks and uncertainties, refer to our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission on April 15, 2015. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Corporate Background

We were incorporated in Delaware on September 17, 2007 as 1 Lane Technologies Corporation. On February 27, 2009, our corporate name was changed to Adama Technologies Corporation to better reflect our business activities.  We acquired the rights to a patent- pending technology upon which a unique wireless data platform is built. On October 27, 2008, we abandoned the business relating to the patent technology and executed an exclusive brownfield license agreement with Solucorp Industries Ltd., pursuant to which we acquired a 15 year license to certain environmental hazard remediation technology.  Subsequently, we have acquired and thereafter abandoned several mining and mining related companies, but as of September 30, 2014, we became a shell company and have no operating activities.

Our principal executive offices are located at 5005 Elbow Drive, Calgary, Alberta, Canada T2S2T6 in space provided by an independent management consultant.  We are being provided this space for no additional charge. Our registered office in Delaware is located at 113 Barksdale Professional Center, Newark, DE 19711, and our registered agent is Delaware Intercorp.  Our fiscal year end is December 31.

Plan of Operation

Effective November 14, 2014, the Company entered into an Agreement and Plan of Merger and Acquisition with Capital Interchange Corporation, a Florida corporation  (CIC), Focus Gold Commercial Resolution, Inc., a Florida corporation, and Focus Gold Financial Corp., a Florida corporation, for a three-way merger, which was expected to close by December 31, 2014. The proposed transaction has now been abandoned.

On September 10, 2015, the Company entered into an Agreement and Plan of Merger and Acquisition with Incubator Holdings, Inc., a Wyoming corporation.  Under the terms of that Agreement, Incubator Holdings formed an acquisition subsidiary, ADAC Acquisition Corp. in Florida, the Company will merge

2

into that subsidiary, the common shareholders of the Company will receive common shares of Incubator Holdings on the basis of 1 share of Incubator for each 250 shares of the Company held, the preferred shareholder of the Company will receive one preferred share of Incubator Holdings for each share of Series A Preferred Stock of the Company outstanding, and Incubator Holdings will assume the obligations of the Company as an SEC reporting entity.  Incubator also will apply for a new CUSIP number for the common shares and a new trading symbol.  The Company will become a private subsidiary of Incubator Holdings, and will retain all of its existing debts and liabilities except for $352,500 in specific debt that will be assumed by Incubator Holdings under the Agreement.  The existing common shareholders of the Company will receive a total of ten percent of the resulting outstanding common stock of Incubator Holdings and the existing common shareholders of Incubator Holdings will retain 90 percent of the common stock after the acquisition.

Completion of the proposed acquisition will require approval of a majority vote of the shareholders of the Company as well as compliance with all regulatory requirements.  Closing is expected to be on or before December 31, 2015, subject to completion of all required regulatory filings.

Incubator Holdings is a Wyoming Holding company which has acquisition agreements in place for the acquisition of two existing operating companies:

Acquisition #1 specializes in precision machining and aerospace manufacturing. Since its inception in 1974, this company has concentrated on safety critical aerospace landing gear. It has numerous government contracts extended over several years. As a result of quality work, this company was awarded the Award for Excellence by the U.S. Government. This company has state of the art technology coupled with programmers that have extensive education and expertise to meet customer expectations. In addition, this company which does several million dollars annually in revenue has been profitable for many years.

Acquisition #2 protects families and businesses from identity theft which has become the number one crime in the nation. This company provides far more than the typical credit card protection. In fact, it supplies the “7” essential components of whole identity protection. These include:

8.

Whole identity monitoring-not just credit cards

9.

Cyber-crime protection—hackers, viruses, etc.

10.

Credit-manage and protect your credit

11.

Privacy-minimize junk mail, spam, etc.

12.

Lost wallet protection

13.

Whole identity recovery—restoration to pre-theft status

14.

Cyberhood watch—24/7 real-time alerts

Projected revenues for this company are very strong for this year and the delivery system allows for significant profits.

Closing of the acquisitions of these two target companies will be completed after the merger of the Company with ADAC Acquisition Corp.  As a result the Company will be filing Form 10 information to terminate its current status as a shell company within the meaning of the federal securities laws as soon as that merger closes.

There is no assurance, however, that the above acquisitions will be completed.

Employees

We have no employees at September 30, 2015 and our sole officer and director provides services as needed without additional compensation.

3

Transfer Agent

We previously engaged Nevada Agency and Trust as our stock transfer agent. Nevada Agency and Trust in Reno, Nevada 89501. As part of the pending merger with ADAC Acquisition Corp., we anticipate that our transfer agent will become the transfer agent for Incubator Holdings, Inc. The transfer agent is responsible for all record-keeping and administrative functions in connection with our issued and outstanding common stock.

Results of Operations

Results of operations for the three and nine months ended September 30, 2015 and 2014

Revenues

The Company did not generate any revenues from operations for the three and nine months ended September 30, 2015 and September 30, 2014.

During the three months ended September 30, 2015 and 2014, total operating expenses were $32,625 and $85,100, respectively. The operating expenses were primarily the result of professional and consulting fees associated with fulfilling the Company’s SEC reporting requirements and equity compensation for consulting expenses in relation to the business operations and development.

During the nine months ended September 30, 2015 and 2014, total operating expenses were $155,250 and $181,435, respectively. The operating expenses were primarily the result of professional and consulting fees associated with fulfilling the Company’s SEC reporting requirements and equity compensation for consulting expenses in relation to the business operations and development.

Net loss

During the three months ended September 30, 2015 and 2014 the net loss was $101,618 and $193,025 respectively.  The net loss in the quarter ended September 30, 2015 was the result of consulting expenses in relation to the business operations and development, gain and loss on extinguishment of debt, and a loss on change in fair value of derivatives.

During the nine months ended September 30, 2015 and 2014 the net loss was $576,908 and $323,409 respectively.  The net loss in the nine months ended September 30, 2015 was the result of consulting expenses in relation to the business operations and development, compensation resulting from the entry of a judgment gain and loss on extinguishment of debt, and a loss on change in fair value of derivatives.

Liquidity and Capital Resources

Our cash balance as of September 30, 2015 was $0. Cash and cash equivalents from inception to date have been sufficient to provide the operating capital necessary to operate to date.There is not enough cash on hand to fund our administrative and other operating expenses or our proposed acquisition activities for the next twelve months, and we do not anticipate that we will generate any revenues from operations until the pending merger with Incubator Holdings, Inc. has closed.

Going Concern Consideration

Our auditors have issued an opinion on our annual financial statements which includes a statement describing our going concern status. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills and meet our other financial obligations or merge with an operating company. This is because we have not generated any revenues and no revenues are anticipated until we have acquired or merged with an operating company.

4

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

A smaller reporting company, as defined by Item 10 of Regulation S-K, is not required to provide the information required by this item.

Item 4. Controls and Procedures. Disclosure Controls and Procedures

(a)

Evaluation of disclosure controls and procedures

It is management’s responsibility for establishing and maintaining adequate internal control over financial reporting. Under the supervision and with the participation of our management, we have evaluated the effectiveness of our disclosure controls and procedures as required by the Exchange Act Rule 13a-15(d) as of September 30, 2015 (the “Evaluation Date”). Based on the evaluation by management, they have concluded these disclosure controls and procedures were not effective as of the Evaluation Date as a result of material weaknesses in internal control over financial reporting as more fully discussed below.

Under Rule 13a-15(e)/15d-15(e); Regulation S-K, Item 307, the SEC states that “disclosure controls and procedures” have the following characteristics:

●	designed to ensure disclosure of information that is required to be disclosed in the reports that we file or submit under the Exchange Act;

●	recorded, processed, summarized and reported with the time period required by the SEC’s rules and forms; and
●	accumulated and communicated to management to allow them to make timely decisions about the required disclosures.

As of September 30, 2015, our management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and SEC guidance on conducting such assessments.

Management concluded, during the three and nine months ended September 30, 2015, internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules. Management realized there are deficiencies in the design or operation of our internal control that adversely affected our internal controls which management considers being material weaknesses. Those weaknesses continued through the quarter ended September 30, 2015.

Material Weaknesses

Management assessed the effectiveness of our internal control over financial reporting as of the Evaluation Date and identified the following material weaknesses:

5

●

Due to a significant number and magnitude of out-of-period adjustments identified during the quarter-end closing process, management has concluded that the controls over the quarter-end financial reporting process were not operating effectively. A material weakness in the quarter-end financial reporting process could result in our not being able to meet our regulatory filing deadlines and, if not remedied, has the potential to cause a material misstatement or to miss a filing deadline in the future. Management override of existing controls is possible given the small size of the organization and lack of personnel.

●

There is no system in place to review and monitor internal control over financial reporting. This is due to our maintaining an insufficient complement of personnel to carry out ongoing monitoring responsibilities and ensure effective internal control over financial reporting.

(a)

Changes in control over financial reporting

There were no changes in our internal controls over financial reporting during the three and nine months ended September 30, 2015 that have materially affected, or are reasonably likely to material affect, our internal control over financial reporting.

PART II

OTHER INFORMATION

Item 1. Risk Factors

A smaller reporting company, as defined by Item 10 of Regulation S-K, is not required to provide the information required by this item.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

During the quarter ended September 30, 2015, the Company did not issue any shares of common stock.

Item 3. Defaults Upon Senior Securities.

Six convertible promissory notes issued in September 7, 2011, November 15, 2011 and April 17, 2012, were declared in default by letter dated January 10, 2013. According to the terms of the notes, upon default the balance due becomes 150% of the unpaid principal balance. In addition, from the date of default the notes bear interest at 22% per annum. The investor may in its sole discretion convert the default amount into equity.  As a result of subsequent conversions by the holder, the principal balance due on the two notes as of September 30, 2015 was $93,750 and the September 17, 2011 note has been fully discharged as of September 30, 2015.

Item 4. Submission of Matters to a Vote of Security Holders.

None

Item 5. Other Information.

On June 5, 2015, the Supreme Court of the State of New York entered a default judgment against us and in favor of J S Barkats, PLLC, a New York law firm, in a suit filed against us in October, 2012, to which former management failed to respond.  The default judgment was in the amount of $170,000 plus attorneys’ fees of $11,250, plus 2.5 percent of the common stock outstanding, as claimed in the complaint in the action.  We have recorded this amount as compensation in the balance sheet ended September 30, 2015 and as an unsecured current liability of the Company, and have reserved 6,724,015 common shares for issuance.

6

Item 6. Exhibits

31       Certification of Principal Executive and Financial Officer pursuant to Section 302 of  the Sarbanes-Oxley Act

32     Certification of Principal Executive and Financial Officer pursuant to Section 906 of the Sarbanes-Oxley (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 4, 2015

ADAMA TECHNOLOGIES CORPORATION

By:     /s/ Michael Choo

      Michael Choo

      Chairman and CEO

7

EXHIBIT 3

PRO FORMA FINANCIAL STATEMENTS OF

INCUBATOR HOLDINGS, INC.

QUARTER ENDED SEPTEMBER 30, 2015

INCUBATOR HOLDINGS, INC.

INTERIM FINANCIALS STATEMENTS

SEPTEMBER 30, 2015

(UNAUDITED)

INCUBATOR HOLDINGS, INC.

BALANCE SHEET

(UNAUDITED)

9/30/2015
ASSETS	$ 0
TOTAL ASSETS	$ 0
LIABILITIES & EQUITY
Equity
Capital Stock
Common stock	$ 100
Subscription receivable	(100)
Total Capital Stock	$ 0
Total Equity	0
TOTAL LIABILITIES & EQUITY	$ 0

INCUBATOR HOLDINGS, INC.

STATEMENT OF OPERATIONS

(UNAUDITED)

9/30/2015
Income	$ 0
Expenses	0
Net Income	$ 0

INCUBATOR HOLDINGS, INC.

STATEMENT OF CASH FLOW

(UNAUDITED)

9/30/2015
FINANCING ACTIVITIES
Capital Stock: Common stock	$ 100
Capital Stock: Subscription receivable	(100)
Net cash provided by Financing Activities	$ 0
Net cash increase for period	$ 0
Cash at end of period	$ 0

INCUBATOR HOLDINGS, INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(Unaudited)

Note 1 Summary of Significant Accounting Policies

Basis of Presentation and Organization

Incubator Holdings, Inc. (“Incubator” or the “Company”) was incorporated under the laws of the State of Wyoming on September 21, 2015 for the purpose of entering into a reverse merger transaction with Adama Technologies Corporation (“ADAC”), commencing operations of its Vertex Global business and acquiring two operating companies.  An Agreement and Plan of Merger has been signed with ADAC and the Company has formed ADAC Acquisition Corp., in Florida as an acquisition subsidiary for a three-way merger, expected to close by December 31, 2015.

During the interim period ended September 30, 2015, the Company completed its formation, issued 1 million shares of no par value common stock for a stated consideration of $100, entered into a reverse merger agreement (See Note 3, Pending Merger Transaction), and began preparations to form a subsidiary to undertake the development and start-up of its Vertex Global business model.

The Company has developed a business plan for an incubator consulting operation under the name Vertex Global and expects to incorporate a new subsidiary with that name to undertake this business. Subsequent to the end of the quarter, the Company intends to enter into acquisition agreements for the acquisition of two existing operating companies:

Acquisition #1 specializes in precision machining and aerospace manufacturing. Since its inception in 1974, this company has concentrated on safety critical aerospace landing gear. It has numerous government contracts extended over several years. As a result of quality work, this company was awarded the Award for Excellence by the U.S. Government. This company has state of the art technology coupled with programmers that have extensive education and expertise to meet customer expectations.

Acquisition #2 protects families and businesses from identity theft which has become the number one crime in the nation. This company provides far more than the typical credit card protection. In fact, it supplies the “7” essential components of whole identity protection. These include:

8.

Whole identity monitoring-not just credit cards

9.

Cyber-crime protection—hackers, viruses, etc.

10.

Credit-manage and protect your credit

11.

Privacy-minimize junk mail, spam, etc.

12.

Lost wallet protection

13.

Whole identity recovery—restoration to pre-theft status

14.

Cyberhood watch—24/7 real-time alerts

Closing of the acquisitions of these two target companies will be completed after the merger of ADAC with the Company’s acquisition subsidiary, ADAC Acquisition Corp.  See Note 3, Pending Merger Transaction.

The accompanying financial statements of Incubator were prepared from the accounts of the Company under the accrual basis of accounting for the period from inception (September 21, 2015) to September 30, 20165, the end of its first quarter of operations.

Cash

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with an original maturity of three months or less to be cash and cash equivalents. There were no cash and cash equivalents at September 30, 2015 and the Company had no bank accounts at September 30, 2015

Loss per Share

Basic earnings per share are computed by dividing the net income attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common stock equivalents were not included in the computation of in the statement of operations due to the fact that the Company has no dilutive issues convertible into common stock.

Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company will maintain a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry-forward period under the federal tax laws.  As of September 30, 2015, there were no deferred tax assets.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of six broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The six levels of the fair value hierarchy are described below:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of September 30, 2015, the carrying value of accounts payable and loans that are required to be measured at fair value, approximated fair value due to the short-term nature and maturity of these instruments.

Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses. Actual results could differ from those estimates made by management.

Recent Accounting Pronouncements

In August, 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements – Going Concern (Subtopic 205-40), which now requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued. If conditions or events raise substantial doubt about an entity’s ability to continue as a going concern and substantial doubt is not alleviated after consideration of management’s plans, additional disclosures are required.

The amendments in this update are effective for the annual period ending after December 15, 2014, and for annual periods and interim periods thereafter. Early application is permitted. These requirements were previously included within auditing standards and federal securities law, but are now included within U.S. GAAP. We are currently assessing the impact on the adoption of ASU and do not believe the adoption will have significant impact on our financial statements and disclosures.

We have evaluated the other recent accounting pronouncements through ASU 2015-08 and believe that none of them will have a material effect on our financial statements.

Note 2 Going Concern

The accompanying unaudited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not yet established any source of revenue to cover its operating costs, and as such, has incurred a small operating loss since inception. Further, as of September 30, 2015, the cash resources of the Company were insufficient to meet its current business plan. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Note 3 Pending Merger Transaction

On September 21, 2015, the Company entered into an Agreement and Plan of Merger and Acquisition with ADAC.  Under the terms of that Agreement, the Company formed an acquisition subsidiary, ADAC Acquisition Corp. in Florida, ADAC will merge into that subsidiary, the common shareholders of ADAC will receive common shares of  the Company on the basis of 1 share of Incubator for each 250 shares of ADAC held, on a fully diluted basis, the preferred shareholder of ADAC will receive one preferred share of Incubator for each share of Series A Preferred Stock of ADAC outstanding, and the Company will assume the obligations of ADAC as an SEC reporting entity.  Incubator also will apply for a new CUSIP number for its common shares and a new trading symbol.  ADAC will become a private subsidiary of the Company, and will retain all of its existing debts and liabilities except for $352,500 in specific debt that will be assumed by the Company under the Agreement.  The common shares of the Company issued in the merger to the existing common shareholders of ADAC will represent a total of ten percent of the resulting outstanding common stock of the Company and the existing common shareholders of the Company will retain 90 percent of the common stock after the acquisition, which will require the issuance of additional shares to the current shareholders of the Company.

As of September 30, 2015, ADAC has represented in the Merger Agreement that it had a total of 328,851,197 common shares issued and outstanding, and an additional estimated 50,000,000 common shares potentially issuable on conversion of existing securities or liabilities.  The actual merger transaction requires that the common shareholders of ADAC must turn in their common share certificates in ADAC to the transfer agent of the Company, to be appointed shortly, in order to receive common shares of the Company in the 1 for 250 exchange ratio, and holders of convertible debt in ADAC will be required to elect to convert their debt into common stock, in accordance with the terms of each debt instrument, immediately before the closing of the reverse merger in order to receive common shares in the Company, post-reverse split.  The Exact number of shares to be issued by the Company in the reverse merger cannot be finally determined until the closing and will be based on the number of shares issued in the conversions and the number of shares of ADAC already issued to be deposited with the transfer agent. The Company’s transfer agent will be instructed to set aside sufficient shares of common stock of the Company to effect the necessary exchanges and conversions, and any such reserved shares not actually issued within two years after the merger closing will be returned to the Company’s treasury and cancelled.

If all of the currently issued and outstanding common shares of ADAC and all common shares estimated to be issuable on conversions of other securities and debt of ADAC, are exchanged for common stock of the Company, a total of 1,515,405 common shares of the Company would be issued to te ADAC shareholders in the merger, there would be a total of 15,154,048 total common shares issued and outstanding, and the existing 1,000,000 common shares of th Company outstanding would be increased to 13,638,644 common shares.

Completion of the proposed reverse merger will require approval of a majority vote of the shareholders of ADAC as well as compliance with all regulatory requirements; however, a majority of the outstanding voting shares of ADAC has already consented in writing to the merger transaction.  Closing is expected to be on or before December 31, 2015, subject to completion of all required regulatory filings.

Note 4 Stockholders’ Deficit

During the quarter ended September 30, 2015, the Company issued one million shares  of common stock to one shareholder for stated consideration of $100.

Note 5 Pending Litigation

There are no known pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, is a party adverse to the Company or has a material interest adverse to the Company. The Company has no property at September 30, 2015 so no property of the Company is the subject of any other pending legal proceedings.

Note 6 Subsequent Events

On October 1, 2015, the Company entered into a Consulting Agreement with Fino International, Inc. for the latter to provide financial advice and services to the Company, as well as advice and assistance in raising operating funds for the Company, for a fixed weekly fee of $2,500.

On October 1, 2015, the Company entered into a one year Consulting Agreement with an unrelated party, MI Consulting Services, Inc., for the latter to provide financial, bookkeeping and regulatory compliance services to the Company for a consulting fee of $2,500 per week.